UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Phio Pharmaceuticals Corp.
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHIO PHARMACEUTICALS ANNOUNCES ADJOURNMENT OF 2019 ANNUAL MEETING OF STOCKHOLDERS

Oct 11, 2019

- Scheduled to Reconvene on October 24, 2019 -

- Company Urgently Encourages Stockholders to Vote -

MARLBOROUGH, Mass., Oct. 11, 2019 /PRNewswire/ -- Phio Pharmaceuticals Corp. (NASDAQ: PHIO), a biotechnology company developing the next generation of immuno-oncology therapeutics based on its proprietary self-delivering RNAi (INTASYL™) therapeutic platform, announced today that its 2019 Annual Meeting of Stockholders, scheduled for October 10, 2019, was convened and adjourned without any business being conducted due to the fact that a quorum was not achieved. The Annual Meeting will be reconvened at 9:00 a.m. (Eastern Time) at the Company's executive offices on October 24, 2019 to allow more opportunity for stockholders to vote on all proposals described in the Company's definitive proxy statement filed with the Securities and Exchange Commission (SEC) on August 30, 2019.

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The Company encourages any stockholder that has not received communications from their brokers or banks or is uncertain if its shares have been voted to contact the Company's proxy specialists at the number listed below in order to help facilitate the voting of shares.

In order for the Company to achieve quorum, the Company's board of directors and management respectfully requests all such holders as of the record date to please vote their proxies as soon as possible, but no later than October 23, 2019 at 11:59 p.m. (Eastern Time). The Company also reminds holders to inquire with their voting institutions about any additional clearing time that may be required to forward voting instructions to the Company in advance of the October 23, 2019 deadline. The record date for the Annual Meeting remains August 21, 2019. Company stockholders as of the record date can vote, even if they have subsequently sold their shares. Stockholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action.

For questions relating to the voting of shares or to request additional or misplaced proxy voting materials, the Company's proxy solicitor, Georgeson, may be reached at 1-866-695-6078 between the hours of 9:00 a.m. and 11:00 p.m. Eastern Time Monday through Friday.

Stockholders who hold their shares through a bank or broker can vote through Broadridge using one of the methods below:

Vote Online:

•	Go to www.proxyvote.com.
•	Have your voting instruction form in hand when you access the website.
•	To cast your vote, enter the information that is printed in the box marked by the arrow on the voting instruction form and follow the directions given.

Vote by Telephone:

•	Call the toll-free number found on the enclosed voting instruction form to transmit your voting instructions.
•	Have your voting instruction form in hand when you call.
•	To cast your vote, you will need the information that is printed in the box marked by the arrow on the voting instruction form and follow the directions given.

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Vote by Mail:

•	You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.
•	Mark, sign and date your voting instruction form and return in the enclosed postage-paid envelope provided.

Registered stockholders (stockholders who do not hold their shares through a bank or broker) are urged to complete, sign, date and mail their proxy card at their earliest convenience. Any registered stockholder who would like to vote by telephone may call 1-800-652-8683. Registered stockholders may also vote online at www.investorvote.com/PHIO.

A copy of the Company's proxy statement as previously filed with the SEC is available at no charge on the SEC website at www.sec.gov. In addition, copies of the proxy statement and other documents may be obtained free of charge by accessing the Company's website at www.phiopharma.com or by contacting the Company's Corporate Secretary at (508) 767-3861 or by mail to Corporate Secretary, Phio Pharmaceuticals Corp., 257 Simarano Drive, Suite 101, Marlborough, Massachusetts 01752.

YOUR PARTICIPATION IS IMPORTANT – PLEASE VOTE TODAY!

About Phio Pharmaceuticals Corp.

Phio Pharmaceuticals Corp. (NASDAQ: PHIO) is a biotechnology company developing the next generation of immuno-oncology therapeutics based on its self-delivering RNAi (INTASYL™) therapeutic platform. The Company's efforts are focused on silencing tumor-induced suppression of the immune system through our proprietary INTASYL™ platform with utility in immune cells and/or the tumor micro-environment. Our goal is to develop powerful INTASYL™ therapeutic compounds that can weaponize immune effector cells to overcome tumor immune escape, thereby providing patients a powerful new treatment option that goes beyond current treatment modalities. For additional information, visit the Company's website, www.phiopharma.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. These statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results may differ materially from those indicated in the forward-looking statements as a result of a number of important factors, including, but not limited to, the safety and efficacy of our product candidates, future success of our clinical trials and scientific studies, expected duration of available cash runway, our ability to enter into strategic partnerships and the future success of these strategic partnerships, the availability of funds and resources to pursue our research and development projects and general economic conditions. Our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q include detailed risks under the caption "Risk Factors" that may affect our business, results of operations and financial condition. Readers are urged to review these risk factors and to not act in reliance on any forward-looking statements, as actual results may differ from those contemplated by our forward-looking statements. Phio does not undertake to update forward-looking statements to reflect a change in its views, events or circumstances that occur after the date of this release.

Contact

Phio Pharmaceuticals Corp.
ir@phiopharma.com

Investor Contact
Ashley R. Robinson
LifeSci Advisors
arr@lifesciadvisors.com

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